                           LIMITED POWER OF ATTORNEY

      Know all by these presents, that each of the undersigned hereby makes, constitutes and appoints Mark Rogers, Megan Faust and Richard D. Rosen (any of
whom may act individually) as the true and lawful attorney-in-fact of each of the undersigned, with full power and authority as hereinafter described on behalf of and in the name, place and stead of each of the undersigned to:

(1)   prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5
(including any amendments thereto) and any Schedule 13D (including any amendments thereto) with respect to the securities of Amkor Technology, Inc., a
Delaware corporation (the "Company"), with the United States Securities and
Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange
Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act"), including obtaining any filing codes or reissuance of existing filing codes, if necessary, in connection therewith;

(2)   seek or obtain, as the representative of each of the undersigned and on behalf of each of the undersigned, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and each of the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(3)   perform any and all other acts which in the discretion of such attorney-
in-fact are necessary or desirable for and on behalf of any of the undersigned in connection with the foregoing.

      Each of the undersigned acknowledges that:

(1)   this Power of Attorney authorizes, but does not require, such attorney-in-
fact to act in his or her discretion on information provided to such attorney-
in-fact without independent verification of such information;

(2)   any documents prepared and/or executed by such attorney-in-fact on behalf of any of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)   neither the Company nor such attorney-in-fact assumes (i) any liability for any of the undersigneds' responsibility to comply with the requirements of the Exchange Act, (ii) any liability of any of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of any of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act;

(4)   this Power of Attorney does not relieve any of the undersigned from responsibility for compliance with the undersigneds' obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act; and

(5)   this Power of Attorney supersedes and replaces any prior power of attorney executed by one or more of the undersigned for any of the purposes set forth herein.

      Although this Power of Attorney supersedes and replaces any prior power of attorney executed by one or more of the undersigned for any of the purposes set forth herein, each of the undersigned hereby ratifies and approves of any actions taken pursuant to any prior power of attorney for any of the purposes set forth herein, including without limitation the granting thereof by any one or more of the undersigned on his or her behalf.  Each of the undersigned hereby gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact shall lawfully do or cause to be done of, for and on behalf of the undersigned by virtue of this Power of Attorney.

      This Power of Attorney may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      This Power of Attorney shall remain in full force and effect until revoked by any of the undersigned in a signed writing delivered to the attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned have each caused this Power of
Attorney to be executed as of the 14th day of February, 2020.

*   John T. Kim Trust of December 31, 1987, as amended (fn. 1)

*   Susan Y. Kim Trust of December 31, 1987, as amended (fn. 2)

*   David D. Kim Trust of December 31, 1987, as amended (fn. 3)

*   Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of
    Alexandra Kim Panichello (fn. 1 and 2)

*   Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of
    Jacqueline Mary Panichello (fn. 1 and 2)

*   Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of
    Dylan James Panichello (fn. 1 and 2)

*   Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated
    12/24/92 (fn. 1 and 2)

*   Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello
    dated 10/3/94 (fn. 1 and 2)

*   Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated
    10/15/01 (fn. 1 and 2)

*   Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01
    (fn. 1 and 2)

*   Irrevocable Deed of Trust of James J. Kim, Settlor F/B/O Jason Lee Kim dated
    11/17/03 (fn. 1 and 2)

*   Irrevocable Deed of Trust of James J. Kim, Settlor F/B/O Children of David
    D. Kim dated 11/11/05 (fn. 1 and 3)

*   John T. Kim 2007 Children's Trust dated 12/28/07 (fn. 1 and 2)

*   James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated
    2/5/08 (fn. 1 and 2)

*   James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated
    2/5/08 (fn. 1 and 2)

*   James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated
    2/5/08 (fn. 1 and 2)

*   James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08
    (fn. 1 and 2)

*   James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08
    (fn. 1,2 and 3)

*   John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12
    (fn. 1 and 4)

*   Family Trust Under the Susan Y. Kim 2012 Irrevocable Trust Agreement Dated
    7/26/12 (fn. 1 and 2)

*   Family Trust Under the John T. Kim 2012 Irrevocable Trust Agreement dtd
    12/11/12.(fn. 1 and 4)

*   James J. Kim 2014 Qualified Annuity Trust U/A Dated 10/13/14 (fn. 2 and 4)

*   Susan Y. Kim 2015 Irrevocable Trust U/A Dated 3/16/15 (fn. 1 and 2)

*   Qualified Annuity Trust Under the John T. Kim 2018 Irrevocable Trust
    Agreement Dated February 6, 2018 (fn. 1 and 2)

*   Qualified Annuity Trust Under the Susan Y. Kim 2018-1 Irrevocable Trust
    Agreement dtd 8/29/18 (fn. 2 and 4)

*   James J. Kim 2018-1 Qualified Annuity Trust U/A Dated 8/30/18 (fn. 2 and 4)

*   James J. Kim 2019-1 Qualified Annuity Trust U/A Dated 9/10/19 (fn. 2 and 4)

*   915 Investments, LP (fn 5)

*   Sujoda Investments, LP (fn 6)

*   Sujochil, LP (fn 7 and 8)

                            [Signature page follows]

By: /s/ John T. Kim
--------------------------------------------------------------
John T. Kim, as Trustee of the trusts designated by footnote 1.

By: /s/ Susan Y. Kim
----------------------------------------------------------------
Susan Y. Kim, as Trustee of the trusts designated by footnote 2.

By: /s/ David D. Kim
----------------------------------------------------------------
David D. Kim, as Trustee of the trusts designated by footnote 3.

By: /s/ James J. Kim
----------------------------------------------------------------
James J. Kim, as Trustee of the trusts designated by footnote 4.

By: /s/ James J. Kim
----------------------------------------------------------------
James J. Kim, as general partner of the limited partnership designated by footnote 5

By: /s/ Susan Y. Kim
----------------------------------------------------------------
Susan Y. Kim, as Manager of Sujoda Management, LLC, the general partner of the limited partnership designated by footnote 6

By: /s/ John T. Kim
----------------------------------------------------------------
John T. Kim, as general partner of the limited partnership designated by footnotes 7 and 8

By: /s/ Susan Y. Kim
----------------------------------------------------------------
Susan Y. Kim, as general partner of the limited partnership designated by footnotes 7 and 8